U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                             ____________________

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                          THE SECURITIES ACT OF 1934

     Date of Report (Date of earliest event reported):  September 19, 2002


                          BLUESTAR ENTERPRISES, INC.
            (Exact name of registrant as specified in its charter)

                                   Delaware
                (State or other jurisdiction of incorporation)

                                   000-32579
                           (Commission File Number)

                                  23-3075814
                     (I.R.S. Employer Identification No.)

              111 Pendleton Place Cir, Sugar Land, TX     77479
              (Address of principal executive offices)  (Zip Code)

       Registrant's telephone number, including area code:  281-313-4019



ITEM 1. CHANGE IN CONTROL OF REGISTRANT

       On September 19, 2002, Dotcom Internet Ventures Ltd. ("Dotcom"), the majority shareholder of Bluestar Enterprises, Inc. ("Bluestar" or "Registrant"), entered into a Capital Stock Purchase Agreement with Alfred Oglesby ("Oglesby") pursuant to which Oglesby acquired four million eight hundred fifty thousand (4,850,000) shares owned by Dotcom on September 27, 2002. The total consideration paid by Oglesby for the shares was $30,000. As a result, Oglesby now owns 97% of Bluestar's issued and outstanding shares. Oglesby used personal funds to purchase the Bluestar shares. Simultaneously with this transaction, the Board of Directors of Bluestar nominated Oglesby to the Board of Directors and all former officers and directors resigned. Oglesby was then named President, Secretary and Treasurer of Bluestar.

       Prior to the sale, Bluestar had 5,000,000 shares of common stock outstanding.

       Copy of the Stock Purchase Agreement reflecting the sale of the 5,000,000 shares is attached hereto as an exhibit. The foregoing description is modified by such reference.

       The following table sets forth, as of September 27, 2002, certain information with respect to the Registrant's equity securities owned of record or beneficially by (i) each officer and director of the Registrant; (ii) each person who owns beneficially more than 5% of each class of the Registrant's outstanding equity securities; and (iii) all directors and executive officers as a group.

                                                    Amount and
                                                     Nature of
                 Name and Address of                Beneficial      Percent of
Title of Class   Beneficial Owner (1)                Ownership      Class (2)
--------------   -----------------------------      ----------      ----------
Common Stock     Alfred L. Oglesby                   4,850,000         97%
                 111 Pendleton Place Circle
                 Sugar Land, TX 77479

Common Stock     All Officers and Directors
                 as a Group (1 person)               4,850,000         97%


   (1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act and unless otherwise indicated, represents securities for which the beneficial owner has sole voting and investment power.
   (2) Based upon 5,000,000 shares issued and outstanding.

ITEM 5. OTHER EVENTS

       As a result of the transaction as described under Item 1 above, the Company has relocated its offices to 111 Pendleton Place Cir, Sugar Land, TX 77479, and its new telephone number is 281-313-4019.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

1.1.Capital Stock Purchase Agreement by  and  among  Dotcom  Internet  Ventures
    Ltd., Bluestar Enterprises, Inc. and Alfred Oglesby dated as of September 19, 2002.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


BLUESTAR ENTERPRISES, INC.
(Registrant)



By: /s/ Alfred Oglesby                               Date: September 27, 2002
---------------------------------
Name:  Alfred Oglesby
Title:  President




Exhibit 1.1

                       CAPITAL STOCK PURCHASE AGREEMENT

This Capital Stock Purchase Agreement (the "Agreement") is made and entered into on September 19, 2002, by and among Alfred Oglesby and assigns (the "Buyer"), Bluestar Enterprises, Inc., a Delaware corporation ("Bluestar"), and Dotcom Internet Ventures Ltd. ("Shareholder").

1.     THE ACQUISITION.

       0.1 Purchase and Sale Subject to the Terms and Conditions of this Agreement. At the Closing to be held as provided in Section 2, Shareholder shall sell 4,850,000 shares (the "Bluestar Shares") of the common stock of Bluestar, which represents 97% of the issued and outstanding common shares in Bluestar, to the Buyer hereto and the Buyer shall purchase the Bluestar Shares from Shareholder, free and clear of all Encumbrances other than restrictions imposed by Federal and State securities laws.

       0.2 Purchase Price. At the Closing, the Buyer shall pay an aggregate total of $30,000 (the "Purchase Price") in consideration for the Bluestar Shares to Shareholder by wire transfer to an account to be specified by Shareholder.

       0.3 Deposit. Concurrently with the execution of this Agreement, Buyer shall have paid Shareholder the sum of $5,000 as a good faith deposit by wire transfer to an account to be specified by the Shareholder.

2.     THE CLOSING.

       0.1 Place and Time. The closing of the sale of the Bluestar Shares for the Purchase Price (the "Closing") shall take place at Bluestar's office at 1422 Chestnut Street, Suite 410, Philadelphia, PA 19102 no later than the close of business (Philadelphia County Philadelphia time) on or before September 30, 2002 or at such other place, date and time as the parties may agree in writing.

       0.2 Deliveries by Shareholder. At the Closing, Shareholder shall deliver the following to the Buyer:

                    a. Certificates representing the Bluestar Shares, duly endorsed for transfer to the Buyer and accompanied by appropriate stock powers, or Certificates representing the Bluestar Shares reissued in the name of Buyer.

                    b.   The documents contemplated by Section 3.

                    c. All other documents, instruments and writings required by this Agreement to be delivered by Shareholder at the Closing and any other documents or records relating to Bluestar's business reasonably requested by the Buyers in connection with this Agreement.
                    d.
       a.1 Deliveries by Buyer. At the Closing, the Buyer shall deliver the following to Shareholder:

                    a. The Purchase Price by wire transfer to an account to be specified by the Shareholder.

                    b. The documents contemplated by Section 4.

                    c. All other documents, instruments and writings required
                       by this Agreement to be delivered by the Buyer at the Closing.

3.     CONDITIONS TO THE BUYER'S OBLIGATIONS.

       The obligations of the Buyer to effect the Closing shall be subject to the satisfaction at or prior to the Closing of the following conditions, any one or more of which may be waived by the Buyer:

       a.1 No Injunction. There shall not be in effect any injunction, order or decree of a court of competent jurisdiction that prevents the consummation of the transactions contemplated by this Agreement, that prohibits the Buyer's acquisition of the Bluestar Shares or that will require any divestiture as a result of the Buyer's acquisition of the Bluestar Shares or that will require all or any part of the business of Bluestar to be held separate and no litigation or proceedings seeking the issuance of such an injunction, order or decree or seeking to impose substantial penalties on Bluestar or the Buyer if this Agreement is consummated shall be pending.

       a.2 Representations, Warranties and Agreements. (a) The representations and warranties of Shareholder and Bluestar set forth in this Agreement shall be true and complete in all material respects as of the Closing Date as though made at such time, and (b) Shareholder and Bluestar shall have performed and complied in all material respects with the agreements contained in this Agreement required to be performed and complied with by them at or prior to the Closing.

       a.3 Regulatory Approvals. All licenses, authorizations, consents, orders and regulatory approvals of Governmental Bodies necessary for the consummation of the Buyer's acquisition of the Bluestar Shares shall have been obtained and shall be in full force and effect.

       a.4 Resignations of Director. Effective on the Closing Date, all of the officers and directors shall have resigned as an officer, director and employee of Bluestar. The Buyer understands that such resignations may require a filing in accordance with Rule 14f-1 of the Exchange Act.

4.     CONDITIONS TO SHAREHOLDER AND BLUESTAR'S OBLIGATIONS.

       The obligations of Shareholder and Bluestar to effect the Closing shall be subject to the satisfaction at or prior to the Closing of the following conditions, any one or more of which may be waived by Shareholder and Bluestar:

       a.1 No Injunction. There shall not be in effect any injunction, order or decree of a court of competent jurisdiction that prevents the consummation of the transactions contemplated by this Agreement, that prohibits the Buyer's acquisition of the Bluestar Shares or that will require any divestiture as a result of the Buyer's acquisition of the Bluestar Shares or that will require all or any part of the business of Bluestar to be held separate and no litigation or proceedings seeking the issuance of such an injunction, order or decree or seeking to impose substantial penalties on Bluestar or the Buyer if this Agreement is consummated shall be pending.

       a.2 Representations, Warranties and Agreements. (a) The representations and warranties of the Buyer set forth in this Agreement shall be true and complete in all material respects as of the Closing Date as though made at such time, and (b) the Buyer shall have performed and complied in all material respects with the agreements contained in this Agreement required to be performed and complied with by it at or prior to the Closing.

       a.3 Regulatory Approvals. All licenses, authorizations, consents, orders and regulatory approvals of Governmental Bodies necessary for the consummation of the Buyer's acquisition of the Bluestar Shares shall have been obtained and shall be in full force and effect.

5.     REPRESENTATIONS AND WARRANTIES OF SHAREHOLDER AND
       BLUESTAR.

       Shareholder and Bluestar each hereby jointly and severally represents and warrants to the Buyer that:

       a.1 Authorization. Bluestar is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware. This Agreement constitutes a valid and binding obligation of Shareholder and Bluestar, enforceable against it in accordance with its terms.

       a.2 Capitalization. The authorized capital stock of Bluestar consists of 100,000,000 authorized shares of common stock, par value $.0001, and 20,000,000 preferred shares, par value $.0001, of which 5,000,000 common shares and no preferred shares are presently issued and outstanding. As of the Closing Date there will not be outstanding any warrants, options or other agreements on the part of Bluestar obligating Bluestar to issue any additional shares of common or preferred stock or any of its securities of any kind.

       a.3 Ownership of Bluestar Shares. The delivery of certificates to the Buyer provided in Section 2.2 will result in the Buyer's immediate acquisition of record and beneficial ownership of the Bluestar Shares, free and clear of all Encumbrances subject to applicable State and Federal securities laws.

       a.4 Consents and Approvals of Governmental Authorities. Except with respect to applicable State and Federal securities laws, to the best of Shareholder and Bluestar's knowledge and belief no consent, approval or authorization of, or declaration, filing or registration with, any Governmental Body is required to be made or obtained by Bluestar or any of its Subsidiaries in connection with the execution, delivery and performance of this Agreement by Bluestar or the consummation of the sale of the Bluestar Shares to the Buyer.

       a.5 Financial Statements. Bluestar has delivered to Buyer the balance sheet of Bluestar as of December 31, 2001, and statements of income and changes in financial position for the periods then ended and the period from inception to the period then ended, together with the report thereon of Bluestar's independent accountant (the "Bluestar Financial Statements"). To the best of Bluestar's knowledge and belief the Bluestar Financial Statements are accurate and complete in accordance with generally accepted accounting principles.

       a.6 Litigation. To the best of Shareholder and Bluestar's knowledge and belief, there is no action, suit, inquiry, proceeding or investigation by or before any court or Governmental Body pending or threatened in writing against or involving Bluestar which is likely to have a material adverse effect on the business or financial condition of Bluestar and its Subsidiaries, taken as whole. To the best of Shareholder and Bluestar's knowledge and belief, Bluestar is not subject to any judgment, order or decree that is likely to have a material adverse effect on the business or financial condition of Bluestar.

       a.7 Absence of Certain Changes. To the best of Shareholder and Bluestar's knowledge and belief, since the date of the Bluestar Financial Statements, Bluestar has not:

                    a. suffered the damage or destruction of any of its
                       properties or assets (whether or not covered by insurance) which is materially adverse to the business or financial condition of Bluestar or made any disposition of any of its material properties or assets other than in the ordinary course of business;

                    b. made any change or amendment in its certificate of
                       incorporation or by-laws, or other governing instruments;

                    c. organized any new Subsidiary or acquired any Equity
                       Securities of any Person or any equity or ownership interest in any business;

                    d. borrowed any funds or incurred, or assumed or become
                       subject to, whether directly or by way of guarantee or otherwise, any obligation or liability with respect to any such indebtedness for borrowed money;

                    e. paid, discharged or satisfied any material claim,
                       liability or obligation (absolute, accrued, contingent or otherwise), other than in the ordinary course of business;

                    f. prepaid any material obligation having a maturity of
                       more than 90 days from the date such obligation was issued or incurred;

                    g. canceled any material debts or waived any material
                       claims or rights, except in the ordinary course of business;

                    h. disposed of or permitted to lapse any rights to the use of any material patent or registered trademark or copyright or other intellectual property owned or used by it;

                    i. granted any general increase in the compensation of
                       officers or employees (including any such increase pursuant to any employee benefit plan);

                    j. purchased or entered into any contract or commitment to purchase any material quantity of raw materials or supplies, or sold or entered into any contract or commitment to sell any material quantity of property or assets, except (i) normal contracts or commitments for the purchase of, and normal purchases of, raw materials or supplies, made in the ordinary course business, (ii) normal contracts or commitments for the sale of, and normal sales of, inventory in the ordinary course of business, and (iii) other contracts, commitments, purchases or sales in the ordinary course of business;

                    k. made any capital expenditures or additions to property, plant or equipment or acquired any other property or assets (other than raw materials and supplies) at a cost in excess of $100,000 in the aggregate;

                    l. written off or been required to write off any notes or
                       accounts receivable in an aggregate amount in excess of $2,000;

                    m. written down or been required to write down any
                       inventory in an aggregate amount in excess of $ 2,000;

                    n. entered into any collective bargaining or union contract or agreement; or

                    o. other than the ordinary course of business, incurred any liability required by generally accepted accounting principles to be reflected on a balance sheet and material to the business or financial condition of Bluestar.

       a.1. No Material Adverse Change. To the best of Shareholder and Bluestar's knowledge and belief, since the date of the Bluestar Financial Statements, there has not been any material adverse change in the business or financial condition of Bluestar.

       a.2. Brokers or Finders. Shareholder and Bluestar has not employed any broker or finder or incurred any liability for any brokerage or finder's fees or commissions or similar payments in connection with the sale of the Bluestar Shares to the Buyers.

6.     REPRESENTATIONS AND WARRANTIES OF THE BUYER.

       The Buyer represents and warrants to Shareholder and Bluestar that:

       a.1 Binding Effect. This Agreement constitutes a valid and binding obligation of the Buyer, enforceable against Buyer in accordance with its terms.

       a.2 Consents and Approvals of Governmental Authorities. No consent, approval or authorization of, or declaration, filing or registration with, any Governmental Body is required to be made or obtained by the Buyer in connection with the execution, delivery and performance of this Agreement by the Buyer or the consummation of the sale of the Bluestar Shares to the Buyer.

       a.3 Other Consents. No consent of any Person is required to be obtained by the Buyer to the execution, delivery and performance of this Agreement or the consummation of the sale of the Bluestar Shares to the Buyer.

       a.4 Manner of Sale. At no time was Buyer presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.

       a.5 Brokers or Finders. The Buyer has not employed any broker or finder or incurred any liability for any brokerage or finder's fees or commissions or similar payments in connection with the sale of the Bluestar Shares to the Buyer.

       a.6 Purchase for Investment. The Buyer is purchasing the Bluestar Shares solely for his own account for the purpose of investment and not with a view to, or for sale in connection with, any distribution of any portion thereof in violation of any applicable securities law.

7.     FILINGS WITH GOVERNMENTAL AUTHORITIES

       a.1 Regulatory Matters. Shareholder, Buyer and Bluestar shall (a) file with applicable regulatory authorities any applications and related documents required to be filed by them in order to consummate the contemplated transaction and (b) cooperate with each other as they may reasonably request in connection with the foregoing.

8.     DEFINITIONS.

       As used in this Agreement, the following terms have the meanings specified or referred to in this Section 8.

       a.1 "Business Day" - Any day that is not a Saturday or Sunday or a day on which banks located in the City of New York are authorized or required to be closed.

       a.2       "Code" - The Internal Revenue Code of 1986, as amended.

       a.3 "Encumbrances" - Any security interest, mortgage, lien, charge, adverse claim or restriction of any kind, including, but not limited to, any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of ownership, other than a restriction on transfer arising under Federal or state securities laws.

       a.4 "Equity Securities" - See Rule 3a-11-1 under the Securities Exchange Act of 1934.

       a.5 "ERISA" - The Employee Retirement Income Security Act of 1974, as amended.

       a.6 "Governmental Body" - Any domestic or foreign national, state or municipal or other local government or multi-national body (including, but not limited to, the European Economic Community), any subdivision, agency, commission or authority thereof.

       a.7 "Knowledge" - Actual knowledge, after reasonable investigation.

       a.8 "Person" - Any individual, corporation, partnership, joint venture, trust, association, unincorporated organization, other entity, or Governmental Body.

       a.9 "Subsidiary" - With respect to any Person, any corporation of which securities having the power to elect a majority of that corporation's Board of Directors (other than securities having that power only upon the happening of a contingency that has not occurred) are held by such Person or one or more of its Subsidiaries.

9.     NOTICES.

       All notices, consents, assignments and other communications under this Agreement shall be in writing and shall be deemed to have been duly given when
(a) delivered by hand, (b) sent by telex or facsimile (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or
(c) received by the delivery service (receipt requested), in each case to the appropriate addresses, telex numbers and facsimile numbers set forth below (or to such other addresses, telex numbers and facsimile numbers as a party may designate as to itself by notice to the other parties).


                          (a) If to the Buyer:

                          Alfred Oglesby
                          111 Pendleton Place Cir.
                          Sugar Land, TX 77479
                          Facsimile (281) 499-7108

                          (b) If to Bluestar:

                          Bluestar Enterprises, Inc.
                          2000 Hamilton Street, #520
                          Philadelphia, PA 19130-3883
                          Facsimile (215) 893-3662
                          Attn: William Tay, President

                          (c) If to Shareholder:

                          Dotcom Internet Ventures Ltd.
                          2000 Hamilton Street, #520
                          Philadelphia, PA 19130-3883
                          Facsimile (215) 893-3662
                          Attn: William Tay, President

10.    MISCELLANEOUS.

       a.1 Expenses. Each party shall bear its own expenses incident to the preparation, negotiation, execution and delivery of this Agreement and the performance of its obligations hereunder.

       a.2 Captions. The captions in this Agreement are for convenience of reference only and shall not be given any effect in the interpretation of this agreement.

       a.3 No Waiver. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

       a.4 Exclusive Agreement; Amendment. This Agreement supersedes all prior agreements among the parties with respect to its subject matter with respect thereto and cannot be changed or terminated orally.

       a.5 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be considered an original, but all of which together shall constitute the same instrument.

       a.6 Governing Law, Venue. This Agreement and (unless otherwise provided) all amendments hereof and waivers and consents hereunder shall be governed by the internal law of the State of Pennsylvania, without regard to the conflicts of law principles thereof. Venue for any cause of action brought to enforce any part of this Agreement shall be in Pennsylvania.

       a.7 Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, provided that neither party may assign its rights hereunder without the consent of the other.

       a.8 Publicity. Except as otherwise required by law, none of the parties hereto shall issue any press release or make any other public statement, in each case relating to, connected with or arising out of this Agreement or the matters contained herein, without obtaining the prior approval of the other to the contents and the manner of presentation and publication thereof.



                           [SIGNATURE PAGE FOLLOWS]


       IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, and entered into as of the date first above written.

"THE BUYER"

ALFRED OGLESBY



/s/ Alfred Oglesby
----------------------------------------
By: Alfred Oglesby



"BLUESTAR"

BLUESTAR ENTERPRISES, INC.



/s/ William Tay
----------------------------------------
By: William Tay, President



"SHAREHOLDER"

DOTCOM INTERNET VENTURES LTD.



/s/ William Tay
----------------------------------------
By: William Tay, President




                           UNANIMOUS WRITTEN CONSENT
                         BY THE BOARD OF DIRECTORS OF
                          BLUESTAR ENTERPRISES, INC.
                             IN LIEU OF A MEETING

       Pursuant to the Delaware General Corporation Law, as amended, which provides that any action required to be taken at a meeting of the board of directors of a Delaware corporation may be taken without a meeting if a consent in writing setting forth the action so taken shall be signed by all of the directors, the undersigned, being all of the directors of BLUESTAR ENTERPRISES, INC., a Delaware corporation (the "Corporation"), do hereby waive any and all notices that may be required to be given with respect to a meeting of the directors of the Corporation and do hereby take, ratify, affirm, and approve the following actions:

       RESOLVED, that the number of board seats is hereby increased to two, and Alfred Oglesby is hereby appointed as a director of the Corporation to fill the newly created board seat, to hold such office ten days after the filing and mailing of the statement required by Rule 14f-1 under the Securities Exchange Act of 1934, as amended, until the next annual meeting of shareholders;

       RESOLVED, that the resignation of William Tay as sole officer and director of the Corporation is hereby accepted, and the number of board seats is hereby decreased to one;

       RESOLVED, that Alfred Oglesby is hereby appointed as president, chief executive officer, treasurer, and secretary of the Corporation;

       RESOLVED, that the appropriate officers of the Corporation be, and they hereby are, authorized and directed to take all such further actions and to execute and deliver all such instruments and documents in the name and on behalf of the Corporation, and under its corporate seal or otherwise, as in their judgment shall be necessary, proper, or advisable in order to fully carry out the intent and to accomplish the purposes of the foregoing resolutions.

       The undersigned, being all of the directors of the Corporation, hereby unanimously consent to, approve, and adopt the foregoing actions as of the 19th of September 2002, notwithstanding the actual date of the signing.



                                       /s/ William Tay
                                       -----------------------------
                                       William Tay



                                       /s/ Alfred Oglesby
                                       -----------------------------
                                       Alfred Oglesby



       I, Alfred Oglesby, hereby accept my appointment as director, president, chief executive officer, treasurer and secretary of BLUESTAR ENTERPRISES, INC., a Delaware corporation.


/s/ Alfred Oglesby
--------------------------------------
Alfred Oglesby


       I, William Tay, hereby resign as director and officer of BLUESTAR ENTERPRISES, INC., a Delaware corporation, effective the 27th day of September 2002, and hereby waive and renounce any claim against said corporation, including any claim for accrued but unpaid wages, severance, compensation or benefits.



/s/ William Tay
--------------------------------------
William Tay



                                  William Tay
                       1422 Chestnut Street, Suite #410
                       Philadelphia, Pennsylvania 19102





                                 September 27, 2002


Mr. Alfred Oglesby, President
Bluestar Enterprises, Inc.
111 Pendleton Place Cir.
Sugar Land, TX 77479

       Re:  Bluestar Enterprises, Inc.

Dear Mr. Oglesby,

Effective immediately, I am resigning as Director, President, Secretary and Treasurer of Bluestar Enterprises, Inc., a Delaware corporation (the "Registrant"). My resignation was not due to any disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.


                                        Sincerely,



                                        /s/ William Tay
                                        -----------------------------
                                        William Tay